EXHIBIT 99.1

Release:          June 4, 2019

Through communication, collaboration and innovation, record 2018-2019 crop year momentum continues through May

Calgary, AB – On the strength of its operating model and the power of its 13,000-strong CP family, Canadian Pacific (TSX: CP) (NYSE: CP) continues to set records for the movement of Canadian grain. As of the end of May 2019, CP has moved 22.5 million metric tonnes (MMT) of Canadian grain and grain products since the start of the 2018-2019 crop year.

“Since August of last year, we have moved approximately 500,000 metric tonnes more grain than ever before, bettering our record at this time back in the 2015-2016 crop year,” said CP Vice- President Sales and Marketing, Grain and Fertilizers, Joan Hardy. “We continue to innovate in close collaboration with our customers and supply chain enablers, and we look forward to delivering for farmers and the North American economy as we close out this crop year and prepare for the next.”

To Vancouver, a high-priority outlet for the flow of export grain from Canada, CP moved 15.0 MMT through the end of May, breaking the prior record set in the 2016-2017 crop year by 5 percent. May was also a record month for grain products, not including whole grains, both from a carload and a volume perspective. April 2019 was an all-time record month for Canadian grain and grain products as CP moved a best-ever 2.643 MMT, bettering the previous record from October 2018. In November of last year, the company broke its previous record for carloads of Western Canadian grain and grain products shipped to the Port of Vancouver in a single month, with 17,150.

CP now has over 1,000 new, high-capacity hopper cars in its fleet and at year’s end, more than 1,900 of the new hopper cars will be in service. The fleet will continue to grow in the years ahead, as part of CP’s $500 million commitment to invest in 5,900 of the new hopper cars. Shippers are able to load up to 10 percent more grain in these cars compared to the older, less efficient hopper cars they are replacing.
CP’s 8,500-foot High Efficiency Product (HEP) train model, announced last summer, is gaining significant traction with CP customers. Construction is currently underway at five CP-served facilities, enabling them to start shipping under the HEP train model this fall, adding to the seven existing CP-served 8,500-foot loop track facilities. Four more 8,500-foot HEP-qualified facilities will be operating by the spring of 2020.
“By the spring of next year, 20 percent of CP’s unit train elevator network will be loading the highly- efficient 8,500-foot HEP trains, which, coupled with the new hopper cars, can move up to 44 percent more grain per train,” said Hardy. “Together with our customers, we are creating capacity and driving efficiencies in the grain supply chain. We look forward to welcoming many more 8,500-foot HEP train loading facilities in the years to come.”
Note on forward-looking information

This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate",

"believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, and anticipated financial and operational performance, including with respect to our continued success in Q2 2019 and beyond and the timing, capacity and success of the HEP train model and associated facilities.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; and the satisfaction by third parties of their obligations to CP. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific

Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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Salem Woodrow
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Maeghan Albiston
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